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                                                                    Exhibit 23.7

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


The Board of Directors
AgriBioTech, Inc.

We hereby consent to the use of our reports related to the financial statements of Willamette Seed Co. herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                       Price, Koontz & Davies,  P.C.

Albany, Oregon
March 25, 1999